SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 12, 2003



                             THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



            Delaware             001-02217             58-0628465
        (State or other        (Commission           (IRS Employer
          jurisdiction         File Number)        Identification No.)
        of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                        30313
    (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (404)676-2121

Item 7(c).      Exhibits

Exhibit 99 Press Release of The Coca-Cola Company, dated February 12, 2003, reporting The Coca-Cola Company's financial results for the fourth quarter of 2002 and for the year 2002.



Item 9.  Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of The Coca-Cola Company, dated February 12, 2003, reporting The Coca-Cola Company's financial results for the fourth quarter of 2002 and for the year 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE COCA-COLA COMPANY
                                          (REGISTRANT)


Date:  February __, 2003             By: ___________________________
                                         Connie D. McDaniel
                                         Vice President and

Exhibit Index



 Exhibit No.
 -----------

Exhibit 99 Press Release of The Coca-Cola Company, dated February 12, 2003, reporting The Coca-Cola Company's financial results for the fourth quarter of 2002 and for the year 2002.